UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Wilson Blvd.	Arlington,	VA	22209
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2026, CoStar Group, Inc., a Delaware corporation (“CoStar Group” or the “Company”), amended the CoStar Group Inc. Executive Severance Plan (as amended, the “Amended Severance Plan”) to remove a clause from the definition of “Change in Control” (the “director clause”) relating to the composition of the Board of Directors of the Company (the “Board”). All other terms and provisions of the Amended Severance Plan remain unchanged and in full force and effect.

The director clause was designed in consultation with the Compensation Committee of the Board’s (the “Compensation Committee”) independent compensation consultant and other advisors to protect management continuity at the Company, and is comparable to executive severance programs across the Company’s peer group. The Executive Severance Plan was unanimously approved by the Board and the Compensation Committee, and the Board and the Compensation Committee strongly believe that the director clause was in the best interest of the Company. However, the Board, at the request of management, determined to remove the director clause in order to avoid the unnecessary cost and distraction that would have resulted from an opportunistic lawsuit brought in Delaware that sought to advance misleading narratives arising from threatened proxy contests by Third Point LLC and D. E. Shaw & Co., L.P.

The foregoing description of the Amended Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	CoStar Group, Inc. Amended Executive Severance Plan, dated as of February 13, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By: /s/ Christian M. Lown
Date:	February 13, 2026	Name: Christian M. Lown
Title: Chief Financial Officer